Exhibit 10.1

SECOND AMENDMENT
SECOND AMENDMENT dated as of February 21, 2017 (this “Agreement”) to the Second Amended and Restated Credit Agreement dated as of June 5, 2015 (as amended by that certain First Amendment dated as of August 5, 2016 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among On Assignment, Inc., a Delaware corporation (the “Borrower”), each of the Tranche B-2 Term Lenders (as defined below), each other Lender party hereto, and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Wells Fargo Securities, LLC (“WFS”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), Capital One, National Association, Fifth Third Bank, MUFG Union Bank, N.A. and SunTrust Robinson Humphrey, Inc. acted as joint lead arrangers and joint bookrunners (such Persons in such capacities, the “Joint Lead Arrangers”) with respect to this Agreement and the transactions contemplated hereby. Bank of America, N.A. acted as syndication agent and each of Capital One, National Association, Fifth Third Bank, MUFG Union Bank, N.A. and SunTrust Bank acted as a documentation agent, in each case with respect to this Agreement and the transactions contemplated hereby.

Statement of Purpose

WHEREAS the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement, pursuant to which the Lenders have extended certain credit facilities to the Borrower, including, without limitation, the Tranche B-1 Term Loans referred to below.

WHEREAS on the date hereof (but prior to giving effect to this Agreement), there are outstanding Tranche B-1 Term Loans under the Credit Agreement in an aggregate principal amount of $656,000,000.00.
WHEREAS the Borrower intends to incur a new class of term loans (the “Tranche B-2 Term Loans”) and to concurrently (i) exchange a portion of such Tranche B-2 Term Loans in replacement of Tranche B-1 Term Loans pursuant to a cashless settlement as described herein and (ii) to the extent any Tranche B-1 Term Loans are not so exchanged, to (A) use the proceeds of the Tranche B-2 Term Loans to refinance the Tranche B-1 Term Loans outstanding as of the Effective Date (as defined below) after giving effect to such cashless settlement and/or (B) with the consent of the Administrative Agent, to repay Tranche B-1 Term Loans of Lenders not providing Tranche B-2 Term Commitments (as defined below).
WHEREAS the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as more specifically set forth herein, including, without limitation, to enable the Borrower to exchange Tranche B-2 Term Loans in replacement of Tranche B-1 Term Loans and to refinance the Tranche B-1 Term Loans that are not so exchanged with proceeds of the Tranche B-2 Term Loans on the Effective Date.
WHEREAS the Borrower has notified the Administrative Agent that on January 1, 2017 On Assignment Staffing Services, LLC, a Subsidiary Guarantor, changed its name to “Apex Life Sciences, LLC” (the “Staffing Services Name Change”).
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.    Capitalized Terms. All capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

85864896_9

2.    Tranche B-2 Term Loans.
(a)The Administrative Agent has made entries in the Register which set forth the allocated commitments (the “Tranche B-2 Term Commitments”) received by it with respect to the Tranche B-2 Term Loans from various financial institutions. The Administrative Agent has notified each Tranche B-2 Term Lender (as defined below) of its allocated Tranche B-2 Term Commitment. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 5 hereof and to the provisions of Sections 2(c) and 13 hereof, each Person identified in the Register as having a Tranche B-2 Term Commitment as of the Effective Date (each, a “Tranche B-2 Term Lender”) agrees, severally and not jointly, to make, on the Effective Date, a Tranche B-2 Term Loan to the Borrower in an aggregate principal amount equal to its Tranche B-2 Term Commitment. Each Tranche B-2 Term Loan shall unless otherwise elected by the applicable Existing Lender (as defined below), be made pursuant to a cashless settlement option of such Existing Lender’s Tranche B-1 Term Loans as described herein and, if otherwise elected (or to the extent that the Tranche B-2 Term Commitment of such Existing Lender exceeds the Tranche B-1 Term Loans of such Existing Lender), pursuant to a payment in cash to the Administrative Agent, on behalf of the Borrower, to repay the outstanding Tranche B-1 Term Loans that are not subject to such cashless settlement. The Tranche B-2 Term Commitment of each Tranche B-2 Term Lender shall automatically terminate upon the making of the Tranche B-2 Term Loans on the Effective Date. The proceeds of the Tranche B-2 Term Loans shall be used by the Borrower on the Effective Date solely to repay (or replace via cashless settlement) the principal amount of the Tranche B-1 Term Loans outstanding as of the Effective Date. The transactions contemplated by this Section 2(a) are collectively referred to as the “Amendment Refinancing Transactions”.

(b)Immediately upon the consummation of the Amendment Refinancing Transactions, each reference to the term “Tranche B-1 Term Loan” in the Credit Agreement and the other Loan Documents shall be deemed to refer to the Tranche B-2 Term Loan. Except as expressly provided in this Agreement, the Tranche B-2 Term Loans shall be on terms identical to the Tranche B-1 Term Loans (including as to maturity, amortization, Guarantors, Collateral (and ranking) and payment priority).

(c)Notwithstanding anything herein to the contrary, in connection with any cashless settlement (i) each Lender holding Tranche B-1 Term Loans immediately prior to the Effective Date (each such Lender, an “Existing Lender”) shall, in lieu of its requirement to fund a Tranche B-2 Term Loan in accordance with Section 2(a) hereof, be deemed to have made to the Borrower a Tranche B-2 Term Loan on the Effective Date in an amount equal to the lesser of (A) the aggregate principal amount of the Tranche B-1 Term Loans held by such Existing Lender immediately prior to the Effective Date (such Existing Lender’s “Existing Term B-1 Loan Amount”) and (B) such Existing Lender’s Tranche B-2 Term Commitment; provided that if such Existing Lender’s Tranche B-2 Term Commitment exceeds such Existing Lender’s Existing Term B-1 Loan Amount, then such Existing Lender shall be required to fund a Tranche B-2 Term Loan on the Effective Date in accordance with Section 2(a) hereof in an aggregate principal amount equal to such excess, and (ii) the Borrower shall, in lieu of its obligation to prepay Tranche B-1 Term Loans of any Existing Lender in accordance with Section 2(a) hereof, be deemed to have prepaid, on the Effective Date, an amount of the Tranche B-1 Term Loans of each Existing Lender in an aggregate principal amount equal to the lesser of (A) such Existing Lender’s Tranche B-1 Term Loans and (B) such Existing Lender’s Tranche B-2 Term Commitment; provided that (1) if such Existing Lender’s Tranche B-1 Term Loans exceed such Existing Lender’s Tranche B-2 Commitment, then the Borrower shall be required to prepay in full, on the Effective Date in accordance with Section 2(a) hereof, the outstanding principal amount of the Tranche B-1 Term Loans of such Existing Lender not deemed to be prepaid pursuant to this clause (ii) and (2) notwithstanding the operation of this clause (ii), the Borrower shall be required to pay to such Existing Lender, on the Effective Date, all accrued but unpaid interest and

85864896_9

fees on the outstanding principal amount of the Tranche B-1 Term Loans of such Existing Lender immediately prior to the Effective Date.

(d)Notwithstanding anything herein to the contrary, each Existing Lender that does not have a Tranche B-2 Term Commitment shall be repaid in full in cash with respect to its Tranche B-1 Term Loans (which such repayment may, with the consent of the Administrative Agent, be made from sources other than the Tranche B-2 Term Loans) and, by execution of an Authorization as described below, each Tranche B-2 Term Loan Lender hereby consents to the repayments described in this Section 2.

(e)Each Existing Lender party hereto hereby waives any requirement to pay any amounts due and owing to it pursuant to Section 3.05 of the Credit Agreement as a result of the Amendment Refinancing Transactions.

(f)Promptly following the Effective Date, all Term B Notes evidencing the Tranche B-1 Term Loans shall be cancelled and returned to the Borrower, and any Tranche B-2 Term Lender may request that its Tranche B-2 Term Loans be evidenced by a Note pursuant to Section 2.11(a) of the Credit Agreement.

3.    Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)	Section 1.01 of the Credit Agreement is amended by:

(i)adding the following new defined term for “Second Amendment Effective Date” in appropriate alphabetical order:

““Second Amendment Effective Date” means February 21, 2017.”;

(ii)amending and restating clause (a) of the definition of “Applicable Rate” as follows:

“(a) with respect to the Term B Facility, 2.25% per annum for Eurodollar Rate Loans and 1.25% per annum for Base Rate Loans; and”;
(iii)replacing the last sentence of the definition of “Eurodollar Rate” with the following:

“Notwithstanding the foregoing, if the Eurodollar Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”;

(iv)amending the definition of “Revolving Credit Facility” by deleting the last sentence thereof and replacing it with the following:

“The aggregate principal amount of the Revolving Credit Facility on the Second Amendment Effective Date is $200,000,000.”; and

(v)amending the definition of “Revolving Credit Maturity Date” by deleting the reference to “June 5, 2020” therein and replacing it with “February 21, 2022”.

85864896_9

(b)Section 2.05(c) of the Credit Agreement is amended by replacing the reference to “First Amendment Effective Date” with “Second Amendment Effective Date”.

(c)Section 6.12 of the Credit Agreement is amended by adding the following sentence at the end of clause (b) thereof:

“Notwithstanding anything herein to the contrary, no mortgage, deed of trust, trust deed, deed to secure debt or other security instrument with respect to any real property shall be executed until (A) each Revolving Credit Lender has received, at least twenty (20) days in advance of signing, all of the documentation described in clause (b)(i) above with respect to such property and (B) each Revolving Credit Lender has received such other documents that are necessary to comply with the Flood Laws and all other applicable flood laws and regulations with respect to such property, but only to the extent such other documents described in this clause (B) shall have been requested by such Revolving Credit Lender in a writing received by the Administrative Agent within ten (10) days of such Revolving Credit Lender’s receipt of the documentation described in clause (b)(i) above.”

(d)Section 7.11 of the Credit Agreement is amended by amending and restating such Section as follows:

“7.11    Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio at any time during any Measurement Period to be greater than the corresponding ratio set forth below:

Period	Maximum Consolidated Total Leverage Ratio
Second Amendment Effective Date through March 30, 2018	4.00 to 1.00
March 31, 2018 through September 29, 2018	3.75 to 1.00
September 30, 2018 through March 30, 2019	3.50 to 1.00
March 31, 2019 and thereafter	3.25 to 1.00	”.

4.    Agreement of Lenders.     The Lenders party hereto agree to waive any breach or non-compliance arising as a result of the failure by the Borrower to provide notice to the Administrative Agent of the Staffing Services Name Change within the timeframe required by Section 7(a) of the Security Agreement.

5.    Conditions to Effectiveness. Upon the satisfaction or waiver of each of the following conditions, this Agreement shall be deemed to be effective (the date of such satisfaction, the “Effective Date”):

(a)    the Administrative Agent shall have received counterparts of this Agreement executed by the Administrative Agent, each of the Revolving Credit Lenders, and the Borrower;

(b)    the Administrative Agent shall have received an executed signature page or written authorization directing the Administrative Agent to execute this Agreement on its behalf (each, an “Authorization”) from Lenders (that together with the Revolving Credit Lenders constitute Required Lenders) and all of the initial Tranche B-2 Term Lenders;

85864896_9

(c)    the Administrative Agent shall have received counterparts of the Acknowledgment and Reaffirmation attached hereto executed by each Subsidiary Guarantor;

(d)    the Borrower shall have paid (i) to the Administrative Agent and the Joint Lead Arrangers all fees and reasonable and documented out of pocket costs and expenses incurred by them or their respective Affiliates in connection with this Agreement and (ii) the reasonable and documented fees, disbursements and other charges of one counsel for the Administrative Agent and its Affiliates, in each case, to the extent invoiced at least one (1) Business Day prior to the Effective Date;

(e)    the Borrower shall deliver or cause to be delivered a certificate in form and substance reasonably satisfactory to the Administrative Agent and executed by a Responsible Officer of the Borrower certifying that:

(i)either (A) the Organization Documents of each Loan Party have not been amended, restated, supplemented or otherwise modified since the Closing Date (or the most recent date of delivery to the Administrative Agent) or (B) attached thereto are true, correct and complete copies of any amendments, supplements or modifications of any Organization Documents entered into since the Closing Date (or the most recent date of delivery to the Administrative Agent);

(ii)attached thereto are such resolutions or other action duly adopted by the board of directors (or other governing body) of each Loan Party authorizing and approving the transactions contemplated hereunder and, in the case of the Borrower, the execution, delivery and performance of this Agreement and, in the case of each other Loan Party, the execution, delivery and performance of the Acknowledgment and Reaffirmation attached hereto; and

(iii)attached thereto are such certificates of good standing or the equivalent from each Loan Party’s jurisdiction of organization or formation, as applicable; and

(f)the Administrative Agent shall have received favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender (and, subject to customary conditions, expressly permitting reliance by the assigns of the Administrative Agent and each Lender), dated as of the Effective Date.

Without limiting the generality of the provisions of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 5, each Lender that has executed an Authorization shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.
6.    Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Agreement shall not be deemed (a) to be a waiver of, consent to, or a modification or amendment of any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any

85864896_9

of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any other Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby. Without limiting the generality of the foregoing, the execution and delivery of this Agreement shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under the Credit Agreement based on facts or events occurring or existing prior to the execution and delivery of this Agreement. On the Effective Date, the credit facilities described in the Credit Agreement, shall be continued by the facilities described herein, and, subject to terms hereof, all loans and other obligations of the Borrower outstanding as of such date under the Credit Agreement, shall be deemed to be loans and obligations outstanding under the corresponding facilities described herein, without any further action by any Person, except that the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Loans, together with any Loans funded on the Effective Date, reflect the respective Commitments of the Lenders.

7.    Representations and Warranties. The Borrower represents and warrants that (a) it has the corporate power and authority to execute, deliver and perform this Agreement, (b) it has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, (c) this Agreement has been duly executed and delivered on behalf of the Borrower, (d) this Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) after giving effect to this Agreement, each of the representations and warranties made by it in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the Effective Date as if made on and as of the Effective Date, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects) as of such earlier date and (f) after giving effect to this Agreement, no Default shall have occurred and be continuing.

8.    Reaffirmation. By its execution hereof, Borrower hereby expressly (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Agreement shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

9.    Execution in Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of an original executed counterpart hereof.

10.    Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS

85864896_9

CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
11.    Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.
12.    Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns. Bank of America, N.A. may, without notice to the Borrower, assign its rights and obligations under this Agreement and any Loan Document to MLPFS (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement).
13.    Cashless Settlement.     Each of the Existing Lenders executing and delivering an Authorization that elects a cashless settlement (each, a “Cashless Authorization”) is a Lender of record holding as of the date of its Cashless Authorization the principal amount set forth in the Register of Tranche B-1 Term Loans outstanding (which excludes accrued interest and other non-principal amounts owing, if any) under the Credit Agreement (with respect to such Existing Lender, such principal amount, the “Existing Principal” and such Loans, the “Existing Loans”) and has requested a cashless settlement in its Cashless Authorization.

Pursuant to this Agreement, the Tranche B-2 Term Lenders will make new Tranche B-2 Term Loans under the Credit Agreement to the Borrower for the purpose of replacing the Existing Loans. The Borrower hereby offers to each Existing Lender to exchange the Allocated Amount (as defined below) of the Existing Loans held by such Existing Lender on the Effective Date for Tranche B-2 Term Loans in an aggregate principal amount equal to the Allocated Amount so exchanged, which shall be evidenced and governed by the Credit Agreement and the related Loan Documents as defined therein (such Allocated Amount so exchanged, the “Allocated Loans”), and each Existing Lender providing a Cashless Authorization hereby agrees to accept such offer of exchange.

For purposes of this Agreement, the term “Allocated Amount” shall mean, with respect to any Existing Lender, an aggregate principal amount, not to exceed the amount of the Existing Principal of such Existing Lender outstanding on the Effective Date immediately prior to giving effect to this Agreement, determined by the Administrative Agent in consultation with the Borrower and notified to the Borrower and each Existing Lender.

Upon satisfaction or waiver of the conditions precedent set forth in Section 5 of this Agreement (including, without limitation, the Borrower paying to the Administrative Agent, for the account of each Existing Lender, all interest and other non-principal amounts then due and owing by the Borrower to such Existing Lender in respect of such Existing Lender’s Existing Loans on the Effective Date) and the funding of the Tranche B-2 Term Loans on the Effective Date, and notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower’s obligations in respect of the Existing Loans of each Existing Lender in the amount equal to such Existing Lender’s Allocated Amount shall be deemed to have been satisfied; provided that if the Allocated Amount with respect to any Existing Lender is less than the Existing Loans of such Lender, then the difference shall be repaid to the extent set forth in and in accordance with the terms of this Agreement. Upon the Administrative Agent marking the Register as contemplated below, each Existing Lender shall become a “Lender” pursuant to, and for all purposes under, the Credit Agreement with respect to the Allocated Loans. The Administrative Agent’s determination and entry and completion of the Register shall be conclusive, in each case, absent clearly demonstrable error. For the avoidance of doubt, it is acknowledged and agreed between the Borrower and each Existing Lender that (i) the Allocated Loans shall be initially made by the Tranche B-2 Term Lenders on the Effective Date, (ii) the Tranche B-2 Term Lenders shall not be required to pay any amount with respect to the Allocated Loans made by any of them,

85864896_9

and the Administrative Agent shall not be required to pay any amount with respect to any of the Allocated Loans, but such Allocated Loans shall be transferred to such Existing Lender by marking the Register as contemplated below, and (iii) notwithstanding anything to the contrary contained in the Credit Agreement, each Existing Lender providing a Cashless Authorization has agreed to accept, as satisfaction in full of its right to receive payment of the Existing Principal under the Credit Agreement in the amount equal to such Existing Lender’s Allocated Amount, the right to receive for no additional consideration Allocated Loans in accordance herewith. Notwithstanding anything to the contrary, each Existing Lender agrees to waive its right to compensation for any amounts owing under Section 3.05 of the Credit Agreement.

By executing and delivering a Cashless Authorization, each Existing Lender (a) represents and warrants to WFS, the Administrative Agent and the other Lenders that (i)(A) it has full power and authority, and has taken all action necessary, to execute and deliver its Cashless Authorization and to consummate the transactions contemplated hereby and thereby and to become a Lender under the Credit Agreement in respect of the Allocated Loans, and (B) neither its execution and delivery of the Cashless Authorization nor the consummation of the transactions contemplated hereby or thereby conflict with such Existing Lender’s organizational documents or material contracts or with any applicable law, (ii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Allocated Loans, shall have the obligations of a Lender thereunder and (iii) it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 of the Credit Agreement, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into its Cashless Authorization and this Agreement and to accept the Allocated Loans, on the basis of which it has made such analysis and decision independently and without reliance on WFS, the Administrative Agent, or any other Lender; and (b) agrees that (i) it will, independently and without reliance on WFS, the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender thereunder, and (iii) it hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of the Credit Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of the Credit Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto, including, without limitation, pursuant to Article IX of the Credit Agreement.

In order to evidence the exchange contemplated above, the Administrative Agent has notified the Borrower that, upon the occurrence of the Effective Date (and the payment of all interest and other non-principal amounts then due and owing by the Borrower to such Existing Lender in respect of such Existing Lender’s Existing Loans on the Effective Date), it will mark the Register to reflect (a) the Existing Loans of each Existing Lender in the amount equal to such Existing Lender’s Allocated Amount as no longer outstanding and (b) that each Existing Lender is a Lender under the Credit Agreement upon the occurrence of the Effective Date in respect of its Allocated Loans. None of the Administrative Agent, WFS, any other agent, or any of their respective affiliates (each of the foregoing, an “Agent-Related Person”), shall be liable to any Existing Lender, any other Lender, the Borrower or any of their respective affiliates, equity holders or debt holders for any losses, costs, damages or liabilities incurred, directly or indirectly, as a result of any Agent-Related Person, or their counsel or other representatives, taking any action in accordance with the Cashless Authorization or this Agreement or executing a Cashless Authorization or this Agreement.

14.    Agreement Regarding Tranche B-2 Term Lenders. Each of the parties hereto (including, by its execution of an Authorization each Tranche B-2 Term Lender) agrees that effective as of the Effective Date any Person executing such Authorization (a) shall be an “Term B Lender” and a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, (b) shall perform all of the obligations that are required to be performed by it as such under the Loan Documents and (c) shall be entitled to the benefits, rights and remedies as such set forth in the Loan Documents.

85864896_9

15.    Agreement Regarding Assignments. Notwithstanding anything to the contrary contained in the Credit Agreement (including, without limitation, Section 10.06 thereof) or any other Loan Document, the Borrower hereby agrees that its consent shall not be required with respect to any assignment of any Tranche B-2 Term Loans during the primary syndication of the Tranche B-2 Term Loans (which period shall begin on the Effective Date and end on the sixtieth (60th) day following the Effective Date) to financial institutions that have been identified in the allocations for the Tranche B-2 Term Loans that were previously provided by WFS to the Borrower.
16.    Revolving Credit Commitments. The Revolving Credit Commitments of the Revolving Credit Lenders on the Effective Date (after giving effect to this Agreement) shall be as set forth on Annex A attached hereto.

[Signature Pages Follow]

85864896_9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWER:    ON ASSIGNMENT, INC., as Borrower

By:
Name: James L. Brill
Title: Treasurer

On Assignment, Inc.
Second Amendment
Signature Page

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By:
Name:
Title:

On Assignment, Inc.
Second Amendment
Signature Page

BANK OF AMERICA, N.A.,
as Syndication Agent and a Lender

By:
Name:
Title:

On Assignment, Inc.
Second Amendment
Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Co-Documentation Agent and a Lender

By:
Name:
Title:

On Assignment, Inc.
Second Amendment
Signature Page

FIFTH THIRD BANK,
as a Co-Documentation Agent and a Lender

By:
Name:
Title:

On Assignment, Inc.
Second Amendment
Signature Page

MUFG UNION BANK, N.A.,
as a Co-Documentation Agent and a Lender

By:
Name:
Title:

On Assignment, Inc.
Second Amendment
Signature Page

SUNTRUST BANK,
as a Co-Documentation Agent and a Lender

By:
Name:
Title:

On Assignment, Inc.
Second Amendment
Signature Page

COMERICA BANK,
as a Lender

By:
Name:
Title:

On Assignment, Inc.
Second Amendment
Signature Page

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:
Name:
Title:

On Assignment, Inc.
Second Amendment
Signature Page

FIRSTBANK PUERTO RICO D/B/A FIRSTBANK FLORIDA,
as a Lender

By:
Name:
Title:

On Assignment, Inc.
Second Amendment
Signature Page

ANNEX A

REVOLVING CREDIT COMMITMENTS

Revolving Credit Lender	Revolving Credit Commitment	Applicable Percentage in respect of the Revolving Credit Facility
Wells Fargo Bank, National Association
Bank of America, N.A.
Capital One, National Association
Fifth Third Bank
MUFG Union Bank, N.A.
SunTrust Bank
JPMorgan Chase Bank, N.A.
Comerica Bank
FirstBank Puerto Rico d/b/a FirstBank Florida
Total:

85864896_8

ACKNOWLEDGMENT AND REAFFIRMATION

February 21, 2017

By its execution hereof, each Subsidiary Guarantor hereby expressly (a) represents and warrants that (i) it has the corporate or limited liability company, as applicable, power and authority to execute, deliver and perform this Acknowledgment and Reaffirmation, (ii) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Acknowledgment and Reaffirmation, (iii) this Acknowledgment and Reaffirmation has been duly executed and delivered on behalf of such Person, and (iv) this Acknowledgment and Reaffirmation constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (b) consents to the Second Amendment dated as of the date hereof, by and among On Assignment, Inc., a Delaware corporation, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent for the lenders (the “Agreement”; all capitalized undefined terms used herein shall have the meanings assigned in the Agreement and if not defined in the Agreement, shall have the meanings assigned thereto in the Credit Agreement) and (c) acknowledges that the covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect. In furtherance of the foregoing, each Subsidiary Guarantor (i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agrees that the Agreement shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

[Signature Page Follows]

85864896_9

SUBSIDIARY GUARANTORS:    LAB SUPPORT, LLC
CREATIVE CIRCLE, LLC

By:    On Assignment, Inc., as sole member

By: ___________________________________
Name: James L. Brill
Title: Treasurer

CYBERCODERS, INC.

By: ___________________________________
Name: Rose Cunningham
Title:     Treasurer

APEX SYSTEMS, LLC
APEX LIFE SCIENCES, LLC (formerly known as ON ASSIGNMENT STAFFING SERVICES, LLC)
OXFORD GLOBAL RESOURCES, LLC

By: ___________________________________
Name: James L. Brill
Title:     Treasurer

CYBERCODERS STAFFING SERVICES, LLC

By:    CyberCoders, Inc., as sole member

By: ___________________________________
Name: Rose Cunningham
Title: Treasurer

On Assignment, Inc.
Second Amendment
Acknowledgment and Reaffirmation
Signature Page

HIM STAFFING SERVICES, LLC

By:    Oxford Global Resources, LLC, as sole member

By: ___________________________________
Name: James L. Brill
Title: Treasurer

On Assignment, Inc.
Second Amendment
Acknowledgment and Reaffirmation
Signature Page